UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2011
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CHINA MARKETING MEDIA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Texas	000-51806	76-0641113
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

RMA 901
KunTai International Mansion
No. 12 Chaowai Street
Beijing, 100020, People’s Republic of China
(Address of Principal Executive Office) (Zip Code)

(86) 10-59251090
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01	Changes in Registrant’s Certifying Accountant

Engagement of UHY LLP

On April 11, 2011, the Board of Directors of China Marketing Media Holdings, Inc. (the “Company”) appointed UHY LLP (“UHY”) to serve as the Company’s independent auditors to audit the Company’s financial statements as of December 31, 2011 and for the year then ended. UHY will also perform the reviews of the unaudited condensed consolidated quarterly financial statements to be included in the Company’s quarterly reports on Form 10-Q, which reviews will include financial quarters beginning with the quarter ending March 31, 2011. The Company authorized UHY to contact Child, Van Wagoner & Bradshaw, PLLC, the Company’s previous independent auditors (“CVB”), and requested that CVB respond fully to any inquiries relating to the Company’s financial statements which have been audited by CVB during its engagement by the Company. On April 5, 2011, in its Current Report on Form 8-K, the Company disclosed the Board’s determination to dismiss CVB. Having assessed the Company’s current accounting needs, the Board concluded that retention of UHY would better serve the Company’s current needs.

During each of the Company’s two most recent fiscal years and through the date of this report, (a) the Company has not engaged UHY as either the principal accountant to audit the Company’s financial statements, or as an independent accountant to audit a significant subsidiary of the Company and on whom the principal accountant is expected to express reliance in its report; and (b) the Company or someone on its behalf did not consult UHY with respect to (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any other matter that was either the subject of a disagreement or a reportable event as set forth in Items 304(a)(1)(iv) and (v) of Regulation S-K.

Section 8 – Other Events

Item 8.01	Other Events

On April 13, 2011, the Company issued a press release disclosing the UHY engagement. A copy of the press release is furnished as Exhibit No. 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9 – Exhibits

Item 9.01	Exhibits

99.1	Press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

China Marketing Media Holdings, Inc.

By:	/s/ Zhen Zhen Peri
Zhen Zhen Peri
Chief Financial Officer

Date: April 13, 2011